FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
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     THIS  FIRST  AMENDMENT  TO  THE  THIRD  AMENDED AND RESTATED LOAN AGREEMENT
(hereinafter referred to as the "AMENDMENT") is to be effective as of March 28, 2004, between PIZZA INN, INC., a Missouri corporation ("BORROWER") and WELLS
FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association (the "BANK").
                                    RECITALS
                                    --------
A. WHEREAS, Bank and Borrower entered into a Third Amended and Restated Loan Agreement, dated as of January 22, 2003, but effective as of December 29,
2002  (the  "LOAN  AGREEMENT").
B.     Bank  and  Borrower desire to amend the Loan Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
ARTICLE  I
DEFINITIONS
Section 1.01.     Definitions.  Capitalized terms used in this Amendment, to the
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     extent  not otherwise defined herein, shall have the same meaning as in the
Agreement,  as  amended  hereby.
ARTICLE  II
AMENDMENTS
Section  2.01.     Amendment  to  Section 1.1.  Certain defined terms in Section
                   --------------------------                            -------
1.1  of  the  Loan  Agreement  are  hereby  amended  as  follows:
  -
(a)     "Default  Rate" means the lesser of (i) the Maximum Rate or (ii) the sum
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of  the  Prime  Rate  in  effect  from  day  to  day  plus five percent (5.00%).

(b)     "Facility  Fee"  means  Ten  Thousand and No/100th Dollars ($10,000.00).
         -------------

(c)     "LIBOR  Rate  Margin"  means  1.25%.
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(d)     "Prime  Rate  Margin"  means  0.00%.
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(e)     "Revolving  Credit  Commitment" means the obligation of the Bank to make
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Revolving  Credit Advances hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding Four Million and No/100th Dollars ($4,000,000.00), as the same may be terminated pursuant to Section 13.2.
                                                                   ------------

(f)     "Revolving Credit Note" means the Seventh Amended and Restated Revolving
         ---------------------
Credit Note executed by the Borrower and payable to the order of the Bank in the aggregate principal amount of the Revolving Credit Commitment, in substantially the form of Exhibit A hereto, together with all amendments, modification and
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renewals  thereof.

(g)     "Termination  Date"  means  10:00  A.M. Dallas, Texas time on October 1,
         -----------------
2005, or such earlier date and time on which the Revolving Credit Commitment terminates as provided in this Agreement; provided, however, if such date is not a Business Day, the "Termination Date" shall be the first Business Day following such date.

(h) A new definition shall be inserted after "Subsidiary" to read as follows:

     "Tangible  Net Worth" means stockholders' equity minus the aggregate of any
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treasury stock, any intangible assets and any obligations due from stockholders, employees  and/or  affiliates.

Section 2.02.     Amendment to Section 2.7.  Section 2.7 shall be deleted in its
                  ------------------------   -----------
     entirety  and  replaced  with  the  following:
     "Section  2.7     Commitment  Fee/Facility  Fee.
                       -----------------------------

     (a) The Borrower agrees to pay to the Bank a Commitment Fee (herein so called) on the daily average unused amount of the Revolving Credit Commitment, for the period from and including the date of this Agreement to and including the Termination Date, at the Commitment Fee Rate based on a 360 day year and the actual number of days elapsed. The accrued Commitment Fee shall be payable in arrears on each Monthly Payment Date and on the Termination Date. For the purpose of calculating the Commitment Fee, the Revolving Credit Commitment shall be deemed utilized to the extent of all outstanding Revolving Credit Advances and Letter of Credit Liabilities.

(b) Borrower also agrees to pay to the Bank annually the Facility Fee payable in advance on each March 28th during the term of this Agreement and on the Termination Date."

Section 2.03.     Amendment to Section 2.8.  Section 2.8 shall be deleted in its
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     entirety  and  replaced  with  the  following:
"Section  2.8     Intentionally  Deleted."
                  ----------------------

Section  2.04.     Amendment  to  Article XII, Financial Covenants.  Article XII
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shall  be  deleted  in  its  entirety  and  replace  with  the  following:
                                  "ARTICLE XII.

                               Financial Covenants
                               -------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, the Borrower will perform and observe the following financial covenants, such performance and observance to be evidenced and tested for compliance as of the end of each fiscal quarter:

     Section 12.1.     Fixed Charge Coverage Ratio.  The Borrower will maintain,
                       ---------------------------
for the 12-month period ending on the last day of each fiscal quarter, a Fixed Charge Coverage Ratio of not less than 1.50 to 1.00.

     Section  12.2     Tangible  Net Worth.  Borrower will maintain at all times
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Tangible  Net  Worth  of  not  less than $5,500,000 plus 75% of net income after taxes,  excluding  any  fiscal  quarters  in  which  net  income  is  negative.

     Section  12.3     Profitable  Operations.  Borrower  will not sustain (i) a
                       ----------------------
net loss in excess of $100,000 for any fiscal quarter, (ii) an aggregate net loss for any two (2) consecutive fiscal quarters, or (iii) a net loss for any fiscal year."

Section  2.05.     Amendment  to  Section  13.1(a).  Section  13.1(a)  shall  be
                   -------------------------------   ----------------
amended  by  deleting  the  words  "Section  2.8  or"  in  the  first  sentence.
                                    ------------
ARTICLE  III
CONDITIONS  PRECEDENT
Section 3.01.     Conditions.  The effectiveness of this Amendment is subject to
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     the satisfaction of the following conditions precedent, unless specifically waived  by  Bank:
     (a) Bank shall have received the following documents, each in form and substance satisfactory to Bank:
(i)     This  Amendment,  duly  executed  by  Borrower;
(ii) The Seventh Amended and Restated Revolving Credit Note duly executed by Borrower; and
(iii) Officer's Certificate dated as of the date of this Amendment, in form and substance satisfactory to Bank, certified by the Secretary of the Borrower certifying among other things, that the party signing this Amendment on behalf of the Borrower has full authority to do so;
     (b) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and in each other Loan Document shall be true and correct as of the date hereof, as if made on the date hereof;
(c) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Bank;
(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Bank; and
(e)     Borrower  shall  have  paid  to  the  Bank  the  Facility  Fee.
ARTICLE  IV
RATIFICATIONS,  REPRESENTATIONS  AND  WARRANTIES
Section  4.01.     Ratifications.  The  terms  and  provisions set forth in this
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Amendment  shall  modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Loan Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
Section 4.02.     Representations and Warranties. Borrower hereby represents and
                  ------------------------------
warrants  to  Bank  as  follows:
     (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and do not and will not conflict with or violate any provision of any applicable law, the Articles of Incorporation or Bylaws of Borrower or any agreement, document, judgment, license, order or permit applicable to or binding upon any of the Borrower or its Collateral. No consent, approval, authorization or order of and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;
(b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;
(c) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and the other Loan Documents; and
(d) Borrower has not amended its Articles of Incorporation or Bylaws or other organizational documents since the date of the execution of the Loan Agreement.
ARTICLE  V
MISCELLANEOUS
Section  5.01.     Survival  of  Representations  and  Warranties.  All
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representations  and  warranties made in this Amendment or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by
     Bank shall affect the representations and warranties or the right of Bank to rely upon them.
Section  5.02.     Reference  to  Loan  Agreement.  Each  of the Loan Documents,
                   ------------------------------
including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.
Section  5.03.     Expenses  of  Agent.  As  provided  in  the  Loan  Agreement,
                   -------------------
Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Bank's legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.
Section 5.04.     RELEASE.  BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE,
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COUNTERCLAIM,  OFFSET,  CROSS-COMPLAINT,  CLAIM  OR DEMAND OF ANY KIND OR NATURE
WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF
ANY KIND OR NATURE FROM THE BANK. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, DIRECTORS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, DIRECTORS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
Section 5.05.     Severability.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section  5.06.     APPLICABLE  LAW.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS
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EXECUTED  PURSUANT HERTO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE
IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
Section  5.07.     Successors  and  Assigns.  This Amendment is binding upon and
                   ------------------------
shall inure to the benefit of Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.
Section  5.08.     Counterparts.  This  Amendment may be executed in one or more
                   ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. The parties agree that this Amendment may be executed and delivered via facsimile and any such facsimile copy of any such document shall be considered to have the same binding legal effect as an original copy and each party hereby agrees that it shall not raise the use of a facsimile copy as a defense to this Amendment and forever waives any such defense. Furthermore, at the request of any party, a party executing and delivering this Amendment by facsimile copy shall re-execute an original copy in replacement.
Section  5.09.     Effect  of Waiver.  No consent or waiver, express or implied,
                   -----------------
by Bank to or for any breach of or deviation from any covenant or condition of this Amendment shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section  5.10.     Headings.  The  headings,  captions, and arrangements used in
                   --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section  5.11.     FINAL  AGREEMENT.  THE LOAN AGREEMENT, AS AMENDED HEREBY, AND
                   ----------------
THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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FIRST  AMENDMENT  TO  THIRD  AMENDED  AND  RESTATED  LOAN  AGREEMENT
     IN WITNESS WHEREOF, the Borrower and Bank have caused this Amendment to be executed on the date first written above by their duly authorized officers.

PIZZA  INN,  INC.
a  Missouri  corporation

By:/s/Ronald W. Parker
Name: Ronald W. Parker
Title: President and Chief Executive Officer



WELLS  FARGO  BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association


By:  /s/Ralph Hamm III
Name: Ralph C. Hamm III
Title: Assistant Vice President